UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 9, 2004

TRM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Oregon	0-19657	93-0809419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5208 N.E. 122nd Avenue
Portland, Oregon 97230

(Address of Principal Executive Offices) (Zip Code)

(503) 257-8766

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure

                On November 9, 2004, TRM Corporation issued a press release announcing that it will present its 2004 third quarter results during a live audio webcast to be held on Friday, November 12, 2004 at 11:00 a.m. Eastern Time.

Item 9.01       Exhibits

(c)   Exhibits.  The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description
99.1	Press Release dated November 9, 2004, announcing “TRM Third Quarter Review”.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation Registrant

Date:	November 11, 2004	By:	/s/ Daniel E. O’Brien
Daniel E. O’Brien
Chief Financial Officer

EXHIBIT INDEX

No.	Description
99.1	Press Release dated November 9, 2004, announcing “TRM Third Quarter Review”.

* Filed electronically herewith.